Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Engility Holdings, Inc. (“Engility”) on Form 10-Q for the quarter ended September 27, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Anthony Smeraglinolo, President and Chief Executive Officer, and Michael J. Alber, Senior Vice President and Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Engility.

Date: November 12, 2013

/s/ Anthony Smeraglinolo	/s/ Michael J. Alber
Anthony Smeraglinolo	Michael J. Alber
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer